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                                  EXHIBIT 32.2
                                ABLE ENERGY, INC.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Able Energy, Inc. (the Company) on Form 10-K for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christopher P. Westad, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Able Energy, Inc. and will be retained by Able Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date: September 28, 2004


                            /S/ CHRISTOPHER P. WESTAD
                            -------------------------
                            CHRISTOPHER P. WESTAD
                            CHIEF FINANCIAL OFFICER